                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS HOLDINGS, INC.         PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37805-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: AUGUST   YEAR: 2001

             MONTH                       7/16/01-8/31/01
--------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                             $     --      $  --     $  --     $  --     $  --     $  --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $ (1,772)     $  --     $  --     $  --     $  --     $  --

NET INCOME (LOSS) (MOR-6)                    $(66,942)     $  --     $  --     $  --     $  --     $  --

PAYMENTS TO INSIDERS (MOR-9)                 $     --      $  --     $  --     $  --     $  --     $  --

PAYMENTS TO PROFESSIONALS (MOR-9)            $     --      $  --     $  --     $  --     $  --     $  --

TOTAL DISBURSEMENTS (MOR-7)                  $     --      $  --     $  --     $  --     $  --     $  --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
     AS OF SIGNATURE DATE                            EXP.
       See attachment 2                              DATE
-------------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         -----------------------------------------------
                                      (ORIGINAL SIGNATURE)

                  TITLE  VP Finance, CFO
                         -----------------------------------------------



MOR-1

                                                                     Page 1 of 3
                                                                         9/14/01


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and
                                                                                                              risk potential

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible. Paid through 10/1/01.

  2   Automobile Liability      $92,955 (AFCO) Paid through 10/1/01.


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02. Paid through 1/1/02.


  4   Excess Liability          Included - Paid through 1/1/02.



  5   Excess Liability          $295,000 - Paid through expiration.



  6   Excess Liability          $241,886 - Paid through expiration.



  7   Excess Liability          $109,210 - Paid through expiration.

  8   Excess Liability          $80,938 - Paid through expiration.

                                                                     Page 2 of 3
                                                                         9/14/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $62,500 - Paid through expiration.

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and   Paid through 10/1/01.
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375 - Paid through 10/1/01.



 12   Excess Marine Liability   $21,250 - Paid through 10/1/01.



 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.) Paid through 10/1/01.
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.) Paid through
      Liability                 expiration.


 15   Excess Directors &        $223,700 (15 mos.) Paid through
      Officers Liability        expiration.

 16   Directors & Officers      $115,000 (15 mos.) Paid through
      Liability                 expiration.

                                                                     Page 3 of 3
                                                                         9/14/01


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/01    Various
      Depositor's Forgery       Agreement.  Ded. $25,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Office Contents           $1,000,000                         Phoenix Assur.        1 year     10/1/01    Limit

 22   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 23   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 24   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 25   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------

 17   Employee Dishonesty &     $20,000 Paid through 10/1/01.
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO) Paid through 10/1/01.
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO) Paid through 10/1/01.



 20   Marine and Railroad Cargo $40,000 Annual Approx. Paid through
                                10/1/01.



 21   Office Contents           $4,500 - Paid through expiration.

 22   Duty Drawback Bond        $2,875 - Paid through 11/17/01.


 23   Fiduciary                 $22,000 - Financed through Imperial.
                                Renewal binder issued. Processing
                                annual payment.


 24   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &    Paid through 1/15/02.
      Fibers)

 25   Closure/Post Closure      $40,610 Paid through 1/1/02.
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

VENDOR                                    AMOUNT       ORDER
STERLING PULP CHEMICALS, INC.  CASE #01-37812-H4-11
Norfolk Southern Railway              $    62,827.78 Shippers
CSX Transportation                    $     8,882.00 Shippers
Albany Scale Co.                      $     4,096.75 Critical Vendor
Davidson Transport                    $     5,797.49 Shippers

                                      --------------
  TOTAL                               $    81,604.02
                                      ==============

STERLING PULP US, INC. CASE #01-37811-H4-11
Canada Customs & Revenue Agency       $     1,840.45
                                      ==============

STERLING FIBERS, INC. CASE #01-37808-H4-11
Crocker Technical Papers              $    77,244.52 Critical Vendor
Direct Line Commodities               $    18,530.10 Critical Vendor
Celedon Trucking Services             $    20,986.49 Shippers
Mini Fibers, Inc.                     $   127,665.67 Critical Vendor
DeRijke                               $    12,129.02
Engineered Fibers Tech (EFT)          $    14,101.44 Critical Vendor
CSX Transportation                    $    14,411.88 Shippers
Shaskikumar Daftary                   $       238.97 Independent contractor
Charlie Hummel                        $     2,160.00 Independent contractor
Ceridian Employer Services            $       246.67 Payroll/Benefit Admin payroll service provider
A Agrawal                             $     2,522.32 Payroll/Benefit Admin (expense reimbursement)
H Chever                              $       521.80 Payroll/Benefit Admin (expense reimbursement)
NDCunningham                          $       390.00 Shippers
Affliated Brokers                     $        97.04 Shippers
J Hagerott                            $     1,757.02 Payroll/Benefit Admin (expense reimbursement)
B Montz                               $       752.79 Payroll/Benefit Admin (expense reimbursement)

                                      --------------
  TOTAL                               $   293,755.73
                                      ==============

STERLING CHEMICALS, INC. CASE #01-37806-H4-11
Aubrey Cannon                         $       325.58 Payroll/Benefit Admin (expense reimbursement)
Charles Cannon                        $        16.38 Payroll/Benefit Admin (expense reimbursement)
Karol Cripps                          $        45.00 Payroll/Benefit Admin (expense reimbursement)
Greg Escamilla                        $        80.25 Payroll/Benefit Admin (expense reimbursement)
Gene Kenyon                           $     1,327.42 Payroll/Benefit Admin (expense reimbursement)
Dennis Kos                            $       324.78 Payroll/Benefit Admin (expense reimbursement)
Wes Noel                              $        62.10 Payroll/Benefit Admin (expense reimbursement)
Jack Pollock                          $        45.72 Payroll/Benefit Admin (expense reimbursement)
                                      --------------
Total Employee Exp. Reimbursements    $     2,227.23
                                      --------------

Blue Cross & Blue Shield of Florida   $   170,716.53 payroll/benefit admin
Crawford & Company                    $     1,819.85 Workers Comp
AFCO                                  $    10,220.80 Insurance Coverage
Bayport Occupational Med              $    11,812.00 Independent Contractor
BNSF Railroad                         $   157,944.95 Shippers
Ceridian                              $     1,277.29 payroll/benefit admin
Federal Express                       $     1,502.71 Shippers
Imperial Premium Finance              $    10,584.23 Insurance Coverage
Jeil Marine                           $    26,629.16 Shippers
Prescription Solutions                $   178,558.97 payroll/benefit admin
Union Pacific Railroad                $    48,700.00 Shippers
Woolim Shipping                       $    68,676.82 Shippers
                                      --------------
Total Vendor Payments                 $   688,443.31
                                      --------------

CIT Revolving Credit Facility         $95,279,975.09

                                      --------------
  TOTAL                               $95,970,645.63
                                      ==============

                                      --------------
TOTAL DEBTOR PREFILE LIAB. PAID       $96,347,845.83
                                      --------------

SUMMARY
CIT Revolving Credit Facility         $95,279,975.09
Critical Vendors                      $   241,638.48
Shippers                              $   416,846.32
Other                                 $   409,385.94
                                      --------------
TOTAL                                 $96,347,845.83
                                      ==============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 16, 2001
(IN THOUSANDS) (UNAUDITED)


                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING CANADA,
                                         HOLDINGS INC.                   INC.                ENERGY, INC.               INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11         01-37810-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,362                 $   9,138             $  (1,208)                $    271
        Trade accounts receivable, net              -                    43,168                   327                    3,662
        Other Receivables                           -                     1,268                     -                    4,242
        Due from affiliates                         -                    21,298                 9,115                   20,231
        Inventories                                 -                    30,554                     -                        -
        Prepaid expenses                           12                     1,390                     -                        -
        Deferred income tax benefit                 -                         -                     -                        -
                                            ---------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,374                   106,816                 8,234                   28,406

Property, plant and equipment, net                  -                   131,928                 3,482                        -
Deferred income taxes                               -                         -                     -                        -
Investments-Third Party                             -                     6,262                     -                        -
Investments in Subs                            35,060                    95,073                     -                  297,161
Other assets                                    7,354                    26,496                 4,762                   14,198
                                            ---------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                   227,848                     -                   67,152
        Secured Debt Accrued Interest *             -                    14,176                     -                    4,201
        Revolver                                    -                    90,018                     -                        -
        Unsecured debt                        192,879                   297,064                 1,144                  270,594
        Other / Intercompany                        -                   201,020                     -                    5,016
        Deferred income taxes                       -                         -                     -                        -


Common stock held by new ESOP                       -                       254                     -                        -
Less: Unearned compensation                         -                      (458)                    -                        -
Redeemable preferred stock                     26,541                   (15,448)                    -                        -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        75                     1                       48
        Additional paid-in capital           (367,555)                 (229,904)                    -                   83,348
        Retained earnings                     191,923                  (215,396)               15,333                  (90,594)
        Pension adjustment                          -                      (134)                    -                        -
        Accumulated translation adj.                -                         -                     -                        -
        Deferred compensation                       -                       (3)                     -                        -
                                            ---------------------------------------------------------------------------------------
                                             (175,632)                 (445,362)               15,334                   (7,198)
        Treasury stock at cost                      -                    (2,537)                    -
                                            ---------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,632)                 (447,899)               15,334                   (7,198)


TOTAL LIABILITIES AND EQUITY                $  43,788                 $ 366,575             $  16,478                 $339,765
                                            =======================================================================================
                                            $       -                 $       -             $       -                 $      -




                                         ------------------------------------------------------------------------------------------
                                            STERLING PULP             STERLING PULP       STERLING FIBERS        STERLING CHEMICALS
                                          CHEMICALS US, INC.         CHEMICALS, INC.           INC.                 INT'L, INC.
ASSETS                                      01-37811-H4-11           01-37812-H4-11       01-37808-H4-11           01-37809-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:

        Cash and cash equivalents           $       -                 $     309             $     714                 $       -
        Trade accounts receivable, net          1,035                     4,546                 4,639                         -
        Other Receivables                           -                         -                    37                     2,971
        Due from affiliates                       156                     3,077                     -                         -
        Inventories                               339                     1,725                10,983                         -
        Prepaid expenses                            -                         -                     -                     (283)
        Deferred income tax benefit                 -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,530                     9,657                16,373                     2,688

Property, plant and equipment, net                  -                    45,184                 6,407                         -
Deferred income taxes                               -                         -                     -                         -
Investments-Third Party                             -                         -                     -                         -
Investments in Subs                             3,199                         -                     -                         -
Other assets                                        -                         -                 1,828                     2,811
                                            ----------------------------------------------------------------------------------------

TOTAL ASSETS                                $   4,729                 $  54,841             $  24,608                 $   5,499
                                            ========================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *                   -                         -                57,221                     3,652
        Secured Debt Accrued Interest *             -                         -                 3,580                       228
        Revolver                                    -                         -                     -                         -
        Unsecured debt                            236                    62,551                62,331                       840
        Other / Intercompany                        -                         -                14,125                         -
        Deferred income taxes                       -                                                                         -

Common stock held by new ESOP                       -                         -                    35                         -
Less: Unearned compensation                         -                         -                   458                         -
Redeemable preferred stock                          -                         -                15,448                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                         -                     -                         -
        Additional paid-in capital             (5,370)                    3,199                 9,676                         -
        Retained earnings                        (877)                  (10,909)             (138,266)                      779
        Pension adjustment                          -                         -                     -                         -
        Accumulated translation adj.                -                         -                     -                         -
        Deferred compensation                       -                         -                     -                         -
                                            ----------------------------------------------------------------------------------------
                                                4,493                    (7,710)             (128,590)                      779
        Treasury stock at cost
                                            ----------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      4,493                    (7,710)             (128,590)                      779


TOTAL LIABILITIES AND EQUITY                $   4,729                 $  54,841            $   24,608                 $   5,499
                                            ========================================================================================
                                            $       -                 $       -            $        -                 $       -







                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -             $   10,586
        Trade accounts receivable, net              -                 57,377
        Other Receivables                      (2,971)                 5,547
        Due from affiliates                   (50,909)                 2,968
        Inventories                                 -                 43,601
        Prepaid expenses                            -                  1,119
        Deferred income tax benefit                 -                      -
                                            ------------------------------------
TOTAL CURRENT ASSETS                          (53,880)               121,198

Property, plant and equipment, net                  -                187,001
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,262
Investments in Subs                          (398,721)                31,772
Other assets                                       (1)                57,448
                                            ----------------------------------

TOTAL ASSETS                                $(452,602)            $  403,681
                                            ====================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (3,808)                18,377
        Revolver                                    -                 90,018
        Unsecured debt                       (129,602)               758,037
        Other / Intercompany                 (201,020)                19,141
        Deferred income taxes                       -                      -


Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 26,541
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (57,298)              (553,164)
        Retained earnings                           -               (248,007)
        Pension adjustment                          -                   (134)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            ------------------------------------
                                              (57,299)              (801,185)

        Treasury stock at cost                                        (2,537)
                                            ------------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (57,299)              (803,722)


TOTAL LIABILITIES AND EQUITY                $(452,602)            $  403,681
                                            ====================================
                                            $       -             $        -











* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)
CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED AUGUST 31, 2001
(IN THOUSANDS)(UNAUDITED)

                                        --------------------------------------------------------------------------------
                                           STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                           CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS US,
                                         HOLDINGS INC.      INC.         ENERGY, INC.        INC.             INC.
                                        01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                        --------------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $       1,369   $        2,157  $           --  $          508  $           --
     Trade accounts receivable, net                --           40,055              95           2,445           1,204
     Other Receivables                             --            3,307              --           4,260              --
     Due from affiliates                           --           18,867          11,642          43,376             785
     Inventories                                   --           26,875              --              --             253
     Prepaid expenses                              35            2,390              --              --              --
     Deferred income tax benefit                   --               --              --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404           93,651          11,737          50,589           2,242

Property, plant and equipment, net                 --          129,048           3,389              --              --
Deferred income taxes                              --               --              --              --              --
Investments-Third Party                            --            6,262              --              --              --
Investments in Subs                            35,060           95,073              --         297,161           3,199
Other assets                                    7,258           20,622           4,339           7,848              --
                                        ----------------------------------------------------------------------------------
TOTAL ASSETS                            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        ==================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   2           95,939           2,240          20,216             780
Pre-Petition liabilities:
     Notes Payable - Secured *                     --          227,848              --          67,152              --
     Secured Debt Accrued Interest *               --           17,701              --           5,240              --
     Unsecured debt                           192,878          277,993           1,351         265,001             231
     Other / Intercompany                          --          201,020              --           4,904              --
     Deferred income taxes                         --               --              --              --              --

Common stock held by new ESOP                      --              254              --              --              --
Less: Unearned compensation                        --             (458)             --              --              --
Redeemable preferred stock                     26,541          (15,203)             --              --              --
STOCKHOLDERS' EQUITY:                              --
     Common stock, $.01 par value                  --               75               1              48              --
     Additional paid-in capital              (367,555)        (229,904)             --          83,348           5,370
     Retained earnings-Filing Date            191,923         (215,396)         15,333         (90,594)           (877)
     Retained earnings-Post Filing Date           (67)         (12,538)            540             283             (63)
     Pension adjustment                            --             (135)             --              --              --
     Accumulated translation adj.                  --               --              --              --              --
     Deferred compensation                         --               (3)             --              --              --
                                        ---------------------------------------------------------------------------------
                                             (175,699)        (457,901)         15,874          (6,915)          4,430
     Treasury stock at cost                        --           (2,537)             --              --              --
                                        ---------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (175,699)        (460,438)         15,874          (6,915)          4,430

TOTAL LIABILITIES AND EQUITY            $      43,722   $      344,656  $       19,465  $      355,598  $        5,441
                                        =================================================================================
                                        $          --   $           --  $           --  $           --  $           --

                                        --------------------------------------------------------------------------
                                        STERLING PULP      STERLING       STERLING                      DEBTORS
                                          CHEMICALS,        FIBERS        CHEMICALS
                                             INC.             INC.        INT'L, INC.
                                        01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------------------
ASSETS
Current Assets:
     Cash and cash equivalents          $          (79) $          361  $           --  $         --  $      4,316
     Trade accounts receivable, net              4,177           4,724              --            --        52,700
     Other Receivables                                              37              --            --         7,604
     Due from affiliates                         6,855           2,811           3,094       (83,255)        4,175
     Inventories                                 1,693           8,863              --            --        37,684
     Prepaid expenses                                               --            (283)           --         2,142
     Deferred income tax benefit                    --              --              --            --            --
                                        --------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            12,646          16,796           2,811       (83,255)      108,621

Property, plant and equipment, net              44,633           6,352              --            --       183,422
Deferred income taxes                               --              --              --            --            --
Investments-Third Party                             --              --              --            --         6,262
Investments in Subs                                 --              --              --      (398,721)       31,772
Other assets                                        --           1,452           2,777            (1)       44,295
                                        --------------------------------------------------------------------------
TOTAL ASSETS                            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                2,620           3,433              13       (27,514)       97,729
Pre-Petition liabilities:
     Notes Payable - Secured *                      --          57,221           3,652       (60,873)      295,000
     Secured Debt Accrued Interest *                --           4,465             285        (4,750)       22,941
     Unsecured debt                             62,478          73,333             840      (130,521)      743,584
     Other / Intercompany                                           --              --      (201,020)        4,904
     Deferred income taxes                          --              --              --            --            --

Common stock held by new ESOP                       --              35              --            --           289
Less: Unearned compensation                         --             458              --            --            --
Redeemable preferred stock                          --          15,448              --            --        26,786
STOCKHOLDERS' EQUITY:
     Common stock, $.01 par value                   --              --              --            (1)          123
     Additional paid-in capital                  3,199           9,676              --       (57,298)     (553,164)
     Retained earnings-Filing Date             (10,909)       (138,266)            779            --      (248,007)
     Retained earnings-Post Filing Date           (109)         (1,203)             19            --       (13,138)
     Pension adjustment                             --              --              --            --          (135)
     Accumulated translation adj.                   --              --              --            --            --
     Deferred compensation                          --              --              --            --            (3)
                                        --------------------------------------------------------------------------
                                                (7,819)       (129,793)            798       (57,299)     (814,324)
     Treasury stock at cost                         --              --              --            --        (2,537)
                                        --------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                      (7,819)       (129,793)            798       (57,299)     (816,861)

TOTAL LIABILITIES AND EQUITY            $       57,279  $       24,600  $        5,588  $   (481,977) $    374,372
                                        ==========================================================================
                                        $           --  $           --  $           --  $         --  $         --

* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.

MOR 2 - 3

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

FOR THE PERIOD ENDING AUGUST 31, 2001

          (IN THOUSANDS)

   SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                         STERLING       STERLING        STERLING        STERLING      STERLING PULP   STERLING PULP
                                         CHEMICALS      CHEMICALS       CHEMICALS        CANADA,      CHEMICALS, US,    CHEMICALS,
                                       HOLDINGS INC.      INC.         ENERGY, INC.        INC.            INC.            INC.
                                      01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11  01-37812-H4-11
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $         2  $       28,667  $        2,240  $          807  $          779  $     1,029
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE                                     --              --              --          19,409              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              48              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes (Property/franchise)              --             925              --              --              --           40
TOTAL TAXES PAYABLE                      $        --  $          973  $           --  $           --   $          --  $        40
SECURED DEBT POST-PETITION                        --          41,472              --              --              --           --
ACCRUED INTEREST PAYABLE                          --             234              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --           2,000              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --          22,593              --              --               1        1,551
  2.  Lease Operating Expenses/Capital            --              --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $         2  $       95,939  $        2,240  $       20,216  $          780  $     2,620
====================================================================================================================================



                                        -------------------------------------------------------------
                                             STERLING       STERLING
                                              FIBERS        CHEMICALS
                                                INC.        INT'L, INC.                    DEBTORS
                                          01-37808-H4-11  01-37809-H4-11   ELIMINATIONS  CONSOLIDATED
                                        --------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                    $        3,026  $           13   $     (8,105) $     28,458
ROYALTY AND REVENUE PAYABLE                           --              --             --            --
NOTES PAYABLE                                         --              --        (19,409)           --
TAX PAYABLE:                                          --              --             --            --
    Federal Payroll Taxes                              5              --             --             5
    State Payroll & Sales                             13              --             --            61
    Ad Valorem Taxes                                  --              --             --            --
    Other Taxes (Property/franchise)                 389              --             --         1,354
TOTAL TAXES PAYABLE                       $          407  $           --   $         --  $      1,420
SECURED DEBT POST-PETITION                            --              --             --        41,472
ACCRUED INTEREST PAYABLE                              --              --             --           234
*ACCRUED PROFESSIONAL FEES:                           --              --             --         2,000
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs                --              --             --        24,145
  2.  Lease Operating Expenses/Capital                --              --             --            --
TOTAL POST-PETITION LIABILITIES (MOR-3)   $        3,433  $           13   $    (27,514) $     97,729
=====================================================================================================

*Payment Requires Court Approval


MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES(2)       (IN THOUSANDS)
                                     MONTH        8/31/01
                                             ------------------

                                                                   AD-VALOREM,      ROYALTY
      DAYS        TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       -------   -----------   ---------   -----------   -----------   -------------
      0-30       $97,729   $    96,309   $       5   $        61   $     1,354   $          --

      31-60           --            --          --            --            --

      61-90           --            --          --            --            --

      91 +            --            --          --            --            --
                 -------   -----------   ---------   -----------   -----------   -------------
      TOTAL      $97,729   $    96,309   $       5   $        61   $     1,354   $          --
                 =======   ===========   =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(3)

        MONTH
      ---------
        0-30       $ 42,120   $ 42,120   $     --   $     --   $     --   $     --

        31-60         4,151      4,151         --         --         --         --

        61-90         1,154      1,154         --         --         --         --

        91 +          5,274      5,274         --         --         --         --
                   --------   --------   --------   --------   --------   --------
        TOTAL      $ 52,699   $ 52,699   $     --   $     --   $     --   $     --
                   ========   ========   ========   ========   ========   ========

   (1) MOR-5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)             CASE NUMBER:  See Each Company Below
FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

        STATEMENT OF INCOME (LOSS)

                                                --------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING        STERLING      STERLING PULP
                                                   CHEMICALS      CHEMICALS,      CHEMICALS        CANADA,      CHEMICALS US,
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.        INC.             INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37810-H4-11  01-37811-H4-11
                                                --------------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $           --  $   36,458,061  $      327,939  $    1,688,935  $      595,406
TOTAL COST OF REVENUES                                      --      38,535,886         327,939          29,600         624,624
GROSS PROFIT                                    $           --  $   (2,077,825) $           --  $    1,659,335  $      (29,218)
=================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $        1,772  $      858,049  $           --  $      406,973  $       32,298
  Insiders Compensation                                     --         173,179              --              --              --
  Professional Fees                                         --       2,015,000              --              --              --
  Other (attach list)                                       --         539,842        (539,842)             --              --

TOTAL OPERATING EXPENSE                         $        1,772  $    3,586,070  $     (539,842) $      406,973  $       32,298
=================================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $       (1,772) $   (5,663,895) $      539,842  $    1,252,362  $      (61,516)
INTEREST EXPENSE (includes amort of debt fees)          (6,595)      3,553,595              --         250,944              --
DEPRECIATION                                            71,765       3,293,410              --         718,977              --
OTHER (INCOME) EXPENSES*                                    --              --              --              --              --
OTHER ITEMS**                                               --              --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $       65,170  $    6,847,005  $           --  $      969,921  $           --
=================================================================================================================================
NET INCOME BEFORE TAXES                         $      (66,942) $  (12,510,900) $      539,842  $      282,441  $      (61,516)
INCOME TAXES                                                --          27,000              --              --              --
=================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $      (66,942) $  (12,537,900) $      539,842  $      282,441  $      (61,516)
=================================================================================================================================

                                                --------------------------------------------------------------------------
                                                STERLING PULP      STERLING       STERLING                      DEBTORS
                                                  CHEMICALS,        FIBERS,       CHEMICALS
                                                     INC.             INC.        INT'L, INC.
                                                01-37812-H4-11  01-37808-H4-11  01-37809-H4-11  ELIMINATIONS  CONSOLIDATED
                                                --------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $    4,044,462   $   4,472,168  $      123,655  $   (123,655) $ 47,586,971
TOTAL COST OF REVENUES                               1,909,929       4,472,502              --      (123,655)   45,776,825
GROSS PROFIT                                    $    2,134,533   $        (334) $      123,655  $         --  $  1,810,146
==============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $    1,630,994   $     209,069  $       13,009  $   (827,114) $  2,325,050
  Insiders Compensation                                     --              --              --            --       173,179
  Professional Fees                                         --              --              --            --     2,015,000
  Other (attach list)                                       --              --              --            --            --
                                                                                                          --            --
TOTAL OPERATING EXPENSE                         $    1,630,994   $     209,069  $       13,009  $   (827,114) $  4,513,229
==============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $      503,539   $    (209,403) $      110,646       827,114    (2,703,083)
INTEREST EXPENSE (includes amort of debt fees)              --         921,502          56,498       827,114     5,603,058
DEPRECIATION                                           612,861          71,658          34,500            --     4,803,171
OTHER (INCOME) EXPENSES*                                    --              --              --            --            --
OTHER ITEMS**                                               --              --              --            --            --
TOTAL INT. DEPR & OTHER ITEMS                   $      612,861   $     993,160  $       90,998  $    827,114  $ 10,406,229
==============================================================================================================================
NET INCOME BEFORE TAXES                         $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,109,312)
INCOME TAXES                                                --              --              --            --        27,000
==============================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $     (109,322)  $  (1,202,563) $       19,648  $         --  $(13,136,312)
==============================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

                                            CASE NUMBER:  SEE EACH COMPANY BELOW

       CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
       FOR THE PERIOD ENDING 7/17/01 TO 8/31/01

                                         STERLING           STERLING           STERLING           STERLING         STERLING PULP
                                         CHEMICALS          CHEMICALS,         CHEMICALS           CANADA,         CHEMICALS US,
                                       HOLDINGS, INC.          INC.            ENERGY, INC.          INC.               INC.
                                      01-37805-H4-11     01-37806-H4-11      01-37807-H4-11     01-37810-H4-11     01-37811-H4-11
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --         $  539,842          $ (539,842)        $     --           $     --
Other                                           --               --                  --                 --                 --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --          $ 539,842          $ (539,842)          $   --           $     --
=================================================================================================================================

                                         STERLING PULP       STERLING          STERLING
                                           CHEMICALS,         FIBERS,          CHEMICALS
                                              INC.             INC.            INT'L, INC.                            DEBTORS
                                        01-37812-H4-11    01-37808-H4-11     01-37809-H4-11      ELIMINATIONS     CONSOLIDATED
=================================================================================================================================
OTHER INCOME (EXPENSE) ITEMS:
Equity Earnings in Joint Venture          $     --           $     --           $     --          $     --          $     --
Other                                           --                 --                 --                --                --




TOTAL OTHER INCOME (EXPENSE) ITEMS        $     --           $     --           $     --          $     --          $     --
=================================================================================================================================


MOR-6 ATTACHMENT

CASE NAME:  STERLING CHEMICALS HOLDINGS, INC.       CASE NUMBER:  01-37805-H4-11



CASH RECEIPTS AND                                                                                                       FILING TO
DISBURSEMENTS                                      8/31/2001 (1)   Sep-01      Oct-01    Nov-01    Dec-01    Jan-02       DATE
-----------------                                  -------------   ------      ------    ------    ------    ------  -------------
1. CASH-BEGINNING OF MONTH                             1,362,081       --          --        --        --        --   1,362,081.08
                                                   =============   ======      ======    ======    ======    ======  =============
RECEIPTS:

2. CASH SALES                                                 --       --          --        --        --        --             --

3. COLLECTION OF ACCOUNTS RECEIVABLE                          --       --          --        --        --        --             --

4. LOANS & ADVANCES (attach list)                             --       --          --        --        --        --             --

5. SALE OF ASSETS                                             --       --          --        --        --        --             --

6. OTHER (attach list)                                     6,595       --          --        --        --        --          6,595
                                                   -------------   ------      ------    ------    ------    ------  -------------
TOTAL RECEIPTS                                             6,595       --          --        --        --        --          6,595
                                                   -------------   ------      ------    ------    ------    ------  -------------
(Withdrawal) Contribution by Individual Debtor
   MFR-2*                                                    N/A      N/A         N/A       N/A       N/A       N/A            N/A
                                                   =============   ======      ======    ======    ======    ======  =============
DISBURSEMENTS:

7. NET PAYROLL                                                --       --          --        --        --        --             --

8. PAYROLL TAXES PAID                                         --       --          --        --        --        --             --

9. SALES, USE & OTHER TAXES PAID                              --       --          --        --        --        --             --

10. SECURED/RENTAL/LEASES                                     --       --          --        --        --        --             --

11. UTILITIES                                                 --       --          --        --        --        --             --

12. INSURANCE                                                 --       --          --        --        --        --             --

13. INVENTORY PURCHASES                                       --       --          --        --        --        --             --

14. VEHICLE EXPENSES                                          --       --          --        --        --        --             --

15. TRAVEL & ENTERTAINMENT                                    --       --          --        --        --        --             --

16. REPAIRS, MAINTENANCE & SUPPLIES                           --       --          --        --        --        --             --

17. ADMINISTRATIVE & SELLING                                  --       --          --        --        --        --             --

18. OTHER (attach list)                                       --       --          --        --        --        --             --
                                                   -------------   ------      ------    ------    ------    ------  -------------
TOTAL DISBURSEMENTS FROM OPERATIONS                           --       --          --        --        --        --             --
                                                   =============   ======      ======    ======    ======    ======  =============
19. PROFESSIONAL FEES                                         --       --          --        --        --        --             --

20. U.S. TRUSTEE FEES                                         --       --          --        --        --        --             --

21. OTHER REORGANIZATION EXPENSES (attach list)               --       --          --        --        --        --             --
                                                   -------------   ------      ------    ------    ------    ------  -------------
TOTAL DISBURSEMENTS                                           --       --          --        --        --        --             --
                                                   =============   ======      ======    ======    ======    ======  =============
22. NET CASH FLOW                                          6,595       --          --        --        --        --          6,595

23. CASH - END OF MONTH (MOR-2)                        1,368,676       --          --        --        --        --      1,368,676


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

    MOR-7                         *Applies to Individual debtor's only.

                  CASE NAME: STERLING CHEMICALS HOLDINGS, INC.



CASH RECEIPTS AND                                         Chase         Chase       Total
DISBURSEMENTS                                          00100547125   00100535021    Debtor
-----------------                                      -----------   -----------  ----------
1.  CASH-BEGINNING OF MONTH                                     --     1,362,081   1,362,081
                                                       ===========   ===========  ==========
RECEIPTS:

2.  CASH SALES                                                  --            --          --

3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --            --          --

4.  LOANS & ADVANCES (attach list)                              --            --          --

5.  SALE OF ASSETS                                              --            --          --

6.  OTHER (attach list)                                         --         6,595       6,595
                                                       -----------   -----------  ----------
TOTAL RECEIPTS                                                  --         6,595       6,595
                                                       -----------   -----------  ----------
(Withdrawal) Contribution by Individual Debtor MFR-2*          N/A           N/A         N/A
                                                       ===========   ===========  ==========

DISBURSEMENTS:

7.  NET PAYROLL                                                 --            --          --

8.  PAYROLL TAXES PAID                                          --            --          --

9.  SALES, USE & OTHER TAXES PAID                               --            --          --

10. SECURED/RENTAL/LEASES                                       --            --          --

11. UTILITIES                                                   --            --          --

12. INSURANCE                                                   --            --          --

13. INVENTORY PURCHASES                                         --            --          --

14. VEHICLE EXPENSES                                            --            --          --

15. TRAVEL & ENTERTAINMENT                                      --            --          --

16. REPAIRS, MAINTENANCE & SUPPLIES                             --            --          --

17. ADMINISTRATIVE & SELLING                                    --            --          --

18. OTHER (attach list)                                         --            --          --
                                                       -----------   -----------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                             --            --          --
                                                       ===========   ===========  ==========
19. PROFESSIONAL FEES                                           --            --          --

20. U.S. TRUSTEE FEES                                           --            --          --

21. OTHER REORGANIZATION EXPENSES (attach list)                 --            --          --
                                                       -----------   -----------  ----------
TOTAL DISBURSEMENTS                                             --            --          --
                                                       ===========   ===========  ==========
22. NET CASH FLOW                                               --         6,595       6,595
23. CASH - END OF MONTH (MOR-2)                                 --     1,368,676   1,368,676


   MOR-7                            *Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS HOLDINGS, INC.      CASE NUMBER:  01-37805-H4-11



   OTHER CASH RECEIPTS AND                                                                        FILING TO
   DISBURSEMENTS:                          8/31/2001 (1)  Sep-01  Oct-01  Nov-01  Dec-01  Jan-02    DATE
   -----------------------                 -------------  ------  ------  ------  ------  ------  ---------
6.  OTHER RECEIPTS:

    Interest Income                                6,595      --      --      --      --      --     6,595

    401(k) Plan Refund                                --      --      --      --      --      --        --

    Cobra Insurance Payment                           --      --      --      --      --      --        --

    Miscellaneous                                     --      --      --      --      --      --        --

    Emission Credits                                  --      --      --      --      --      --        --

                                           -------------  ------  ------  ------  ------  ------  --------
TOTAL OTHER RECEIPTS                               6,595      --      --      --      --      --     6,595
                                           =============  ======  ======  ======  ======  ======  ========

18. OTHER DISBURSEMENTS:

    Capital Expenditures                              --      --      --      --      --      --        --

    Interest Payment                                  --      --      --      --      --      --        --

    Restricted Cash - Bond Funding                    --      --      --      --      --      --        --

    Pre-petition checks voided in current period      --      --      --      --      --      --        --

                                           -------------  ------  ------  ------  ------  ------  --------
TOTAL OTHER DISBURSEMENTS                             --      --      --      --      --      --        --
                                           =============  ======  ======  ======  ======  ======  ========

       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                       MOR-7 ATTACHMENT

                  CASE NAME: STERLING CHEMICALS HOLDINGS, INC.



OTHER CASH RECEIPTS AND                              Chase         Chase         Total
DISBURSEMENTS:                                     00100547125   00100535021     Debtor
-----------------------                            -----------   -----------     ------
6.  OTHER RECEIPTS:

    Interest Income                                         --         6,595      6,595

    401(k) Plan Refund                                      --            --         --

    Cobra Insurance Payment                                 --            --         --

    Miscellaneous                                           --            --         --

    Emission Credits                                        --            --         --

                                                                                     --

                                                                                     --

                                                                                     --

                                                                                     --

                                                                                     --
                                                   -----------   -----------   --------
TOTAL OTHER RECEIPTS                                        --         6,595      6,595
                                                   ===========   ===========   ========
18. OTHER DISBURSEMENTS:

    Capital Expenditures                                    --            --         --

    Interest Payment                                        --            --         --

    Restricted Cash - Bond Funding                          --            --         --

    Pre-petition checks voided in current period            --            --         --
                                                   -----------   -----------   --------
TOTAL OTHER DISBURSEMENTS                                   --            --         --
                                                   ===========   ===========   ========


                         MOR-7 ATTACHMENT

CASE NAME:     Sterling Chemicals Holdings, Inc.     CASE NUMBER: 01-37805-H4-11



                           CASH ACCOUNT RECONCILIATION
                              MONTH OF   AUGUST 2001
                                       ----------------


BANK NAME

ACCOUNT NUMBER
ACCOUNT TYPE                                                                                                  TOTAL
--------------                                                                                               -------
BANK BALANCE                                                                                                 $    --

DEPOSIT IN TRANSIT                                                                                                --

OUTSTANDING CHECKS                                                                                                --
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
ADJUSTED BANK BALANCE        $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
                             =======   =======   =======   =======   =======   =======   =======   =======   =======
BEGINNING CASH - PER BOOKS                                                                                    $    --

RECEIPTS                                                                                                          --

TRANSFERS BETWEEN ACCOUNTS                                                                                        --

(WITHDRAWAL) CONTRIBUTION-                                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                                        --

CHECKS/OTHER DISBURSEMENTS                                                                                        --
                             -------   -------   -------   -------   -------   -------   -------   -------   -------
ENDING CASH - PER BOOKS      $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --   $    --
                             =======   =======   =======   =======   =======   =======   =======   =======   =======

Note: Bank statements have not been received in time to complete this report. Future reports will include reconciliations for the prior month.
               MOR-8

CASE NAME: STERLING CHEMICALS HOLDINGS, INC.        CASE NUMBER: 01-37805-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g, salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                  FILING TO
   INSIDERS: NAME/POSITION/COMP TYPE (2)   8/31/2001 (1)   Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002     DATE
-----------------------------------------  -------------   --------   --------   --------   --------   --------   ---------
1.                                         $          --   $     --   $     --   $     --   $     --   $     --   $      --
2.                                                    --         --         --         --         --         --          --
3.                                                    --         --         --         --         --         --          --
4.                                                    --         --         --         --         --         --          --
5.                                                    --         --         --         --         --         --          --
6.                                                    --         --         --         --         --         --          --
7.                                                    --         --         --         --         --         --          --
8.                                                    --         --         --         --         --         --          --
9.                                                    --         --         --         --         --         --          --
                                           -------------   --------   --------   --------   --------   --------   ---------
TOTAL INSIDERS (MOR-1)                     $          --   $     --   $     --   $     --   $     --   $     --   $      --
                                           =============   ========   ========   ========   ========   ========   =========



      PROFESSIONALS                                                                                               FILING TO
     NAME/ORDER DATE                       8/31/2001 (1)   Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002     DATE
-------------------------                  -------------   --------   --------   --------   --------   --------   ---------

1.                                         $          --   $     --   $     --   $     --   $     --   $     --   $      --
2.                                                    --         --         --         --         --         --          --
3.                                                    --         --         --         --         --         --          --
4.                                                    --         --         --         --         --         --          --
5.                                                    --         --         --         --         --         --          --
6.                                                    --         --         --         --         --         --          --
                                           -------------   --------   --------   --------   --------   --------   ---------
TOTAL PROFESSIONALS (MOR-1)                $          --   $     --   $     --   $     --   $     --   $     --   $      --
                                           =============   ========   ========   ========   ========   ========   =========

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

                   MOR-9